UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York	14620
(Address of principal executive offices)	(Zip Code)

(585) 271-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Vaccinex, Inc. (the “Company”) held on May 9, 2024, the Company’s stockholders voted on the matters described below.

Proposal 1. The Company’s stockholders elected the following nominees as directors, each to serve for a three-year term expiring in 2027.

Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
Jacob Frieberg	425,443	124,843	133,507
Albert Friedberg	425,131	124,155	133,507
Maurice Zauderer	425,477	124,809	133,507

Proposal 2. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
521,607	27,555	1,124	133,507

Proposal 3. The Company’s stockholders determined, on a non-binding advisory basis, that future advisory votes on the compensation of the Company’s named executive officers shall be held every year.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained
539,907	1,950	7,045	1,384

Proposal 4. The Company’s stockholders approved the First Amendment to the Vaccinex, Inc. 2018 Omnibus Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
403,835	146,143	308	133,507

Proposal 5. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstained
674,404	8,972	417

As indicated above, at the 2024 annual meeting, the Company’s stockholders voted, on an advisory basis, for “1 Year” as their preferred frequency for conducting future advisory votes on executive compensation. As a result of the voting preference of the Company’s stockholders on this proposal and a resolution of the Board of Directors to utilize the frequency that received the highest number of votes cast, the Company will conduct an advisory vote on the compensation of its named executive officers every year. The next required advisory vote on the frequency of future advisory votes on executive compensation will take place no later than the 2030 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINEX, INC.

Date: May 9, 2024

	By:	/s/ Jill Sanchez
Jill Sanchez
Chief Financial Officer